Treasury Shares	12 Months Ended
Dec. 31, 2019
Treasury Shares [Abstract]
TREASURY SHARES
19.	TREASURY SHARES

The general shareholders meeting approved in its extraordinary meeting dated 24 November 2013 the purchase of the Group’s own shares up to 15% of the issued shares and to be treated as treasury shares in accordance with the applicable DIFC laws and regulations. Pursuant to the above authorization, 2,350,000 treasury shares were purchased during the year which were recorded at an amount of USD 5,052,500 (2018: USD 15,050,000). Total treasury shares amount as at 31 December 2019 was USD 20,102,500 (2018: USD 15,050,000) - (note 26).

Reconciliation of the outstanding number of shares is as follows

	2019	2018

At 1 January	136,375,678	143,375,678
Treasury shares purchased during the year	(2,350,000)	(7,000,000)
At 31 December	134,025,678	136,375,678